Exhibit 10.7

Execution Version

Amendment No. 2 to REVOLVING CREDIT Agreement

This AMENDMENT NO. 2 (this “Amendment”) dated as of October 29, 2021 to the Revolving Credit Agreement dated as of March 1, 2018 (as amended, supplemented or otherwise modified prior to the Amendment No. 2 Effective Date (as defined below)) (the “Credit Agreement”), among GREENLIGHT ACQUISITION CORPORATION (“Holdings”), VM CONSOLIDATED, INC. (f/k/a VERRA MOBILITY CORPORATION, f/k/a ATS CONSOLIDATED, INC.) (the “Lead Borrower”), each of the other borrowers party thereto from time to time (together with Lead Borrower, collectively, the “Borrowers”), the lenders party thereto from time to time and BANK OF AMERICA, N.A., as the Administrative Agent (the “Administrative Agent”) and as Collateral Agent, is entered into and among Holdings, the Borrowers, the Administrative Agent and the Lenders party hereto.

WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Credit Parties have requested to amend the Credit Agreement with the consent of the Required Lenders in order to amend Section 10.04(i) of the Credit Agreement to permit certain additional Indebtedness to be incurred under the First Lien Term Loan Credit Agreement; and

WHEREAS, this Amendment will become effective on the Amendment No. 2 Effective Date on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

DEFINITIONS
a.
Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
2.

AMENDMENTS TO THE CREDIT AGREEMENT
a.
Amendments to Credit Agreement. Effective as of the amendment No. 2 Effective Date, each of the parties hereto hereby agree to each of the following amendments:

(a) The following defined term shall be added to Section 1.01 of the Credit Agreement:

“Amendment No. 2 Effective Date” shall mean October 29, 2021.

(b) Clause (y) of Section 10.04(i) of the Credit Agreement shall be amended to replace each reference therein to the “Closing Date” with a reference to the “Amendment No. 2 Effective Date”.

3.

REPRESENTATIONS AND WARRANTIES
a.
Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Credit Party represents and warrants to each other party hereto, on and as of the Amendment No. 2 Effective Date, that on and as of the Amendment No. 2 Effective Date:
i.
each of the representations and warranties made by any Credit Party set forth in Section 8 of the Credit Agreement or in any other Credit Document shall be true and correct in all material respects (in each case, any representation or warranty that is qualified as to “materiality or similar language” shall be true and correct in all respects on and as of the Amendment No. 2 Effective Date) on and as of the Amendment No. 2 Effective Date, with the same effect as though made on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (in each case, any representation or warranty that is qualified as to “materiality or similar language” shall be true and correct in all respects on and as of the Amendment No. 2 Effective Date); and
ii.
no Default or Event of Default exists immediately before or immediately after giving effect to this Amendment.
4.

CONDITIONS TO EFFECTIVENESS
a.
Amendment No. 2 Effective Date. The amendments pursuant to Section 2.01 above shall become effective on the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied:
i.
Execution and Delivery of this Amendment. On or prior to the Amendment No. 2 Effective Date, each Credit Party, the Administrative Agent and the Lenders constituting the Required Lenders shall have executed and delivered a counterpart of this Amendment (by electronic transmission or otherwise) to the Administrative Agent.
ii.
Representations and Warranties. The representations and warranties contained in Article III hereof shall be true and correct on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on and as of such earlier date, in each case subject to the qualifications set forth therein.
iii.
Fees and Expenses. The Borrowers shall have paid to the Administrative Agent all costs and expenses (including, without limitation, legal fees and expenses) to the extent invoiced at least two Business Days prior to the date of this Amendment (it being understood and agreed that if any such invoice is not received at least two Business Days prior to the date of this Amendment, such costs and expenses will be reimbursed after the Amendment No. 2 Effective Date in accordance with Section 13.01 of the Credit Agreement).
b.
Effects of this Amendment.
i.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement and the Amended Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.
ii.
From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Credit Document shall in each case be deemed a reference to the Amended Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
5.

REAFFIRMATION
a.
Reaffirmation. As of the Amendment No. 2 Effective Date, each Credit Party hereby confirms that notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (i) the obligations of such Credit Parties under the Amended Credit Agreement and the other Credit Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Amended Credit Agreement, the Security Agreement, the other Security Documents and the other Credit Documents and constitute “Relevant Guaranteed Obligations” (as defined in the Guaranty Agreement) and “Obligations” for purposes of the Amended Credit Agreement, the Security Agreement, the other Security Documents and all other Credit Documents, (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Credit Agreement as amended hereby with respect to all of the Relevant Guaranteed Obligations and (iii) each Credit Document to which such Credit Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms (in the case of the Credit Agreement, as amended hereby). Each Credit Party ratifies and confirms its prior grant and the validity of all Liens granted pursuant to the Credit Documents and that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.
6.

MISCELLANEOUS
a.
Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Credit Document.
b.
Miscellaneous Provisions. The provisions of Sections 13.01 and 13.08 of the Amended Credit Agreement are hereby incorporated by reference and apply mutatis mutandis hereto.

c.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
d.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
e.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GREENLIGHT ACQUISITION CORPORATION,
as Holdings

By:
Name:
Title:

VM CONSOLIDATED, INC. (f/k/a VERRA MOBILITY CORPORATION, f/k/a ATS CONSOLIDATED, INC.)

AMERICAN TRAFFIC SOLUTIONS, INC.,
LASERCRAFT, INC.,

AMERICAN TRAFFIC SOLUTIONS CONSOLIDATED, L.L.C.

PLATEPASS, L.L.C.

ATS PROCESSING SERVICES, L.L.C.

ATS TOLLING LLC

SUNSHINE STATE TAG AGENCY LLC

AUTO TAG OF AMERICA LLC

AUTO TITLES OF AMERICA LLC

AMERICAN TRAFFIC SOLUTIONS, L.L.C.

MULVIHILL ICS, INC.

MULVILHILL ELECTRICAL ENTERPRISES, INC.

HIGHWAY TOLL ADMINISTRATION, LLC

TOLL BUDDY, LLC

VIOLATION MANAGEMENT SOLUTIONS, LLC,

each as a Borrower

By:
Name:
Title:

[Signature page to Revolving Credit Agreement Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent and as Collateral Agent

By:
Name:
Title:

[Signature page to Revolving Credit Agreement Amendment]

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

[Signature page to Revolving Credit Agreement Amendment]

The undersigned Lender hereby consents to the Amendment.

[_________________],
as a Lender

By:
Name:
Title:

If a second signature block is required

By:
Name:
Title:

[Signature page to Revolving Credit Agreement Amendment]